UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2024

Amentum Holdings, Inc.

(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	001-42176	99-0622272

4800 Westfields Blvd., Suite #400

Chantilly, Virginia 20151

(703) 579-0410

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Amazon Holdco Inc.

600 William Northern Blvd

Tullahoma, Tennessee 37388

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	AMTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2024, the Board of Directors (the “Board”) of Amentum Holdings, Inc. (f/k/a Amazon Holdco Inc., the “Company”) appointed Stephen A. Arnette as Chief Operating Officer of the Company, with such appointment to be effective September 27, 2024.

Biographical information and compensation information for Mr. Arnette is set forth in the sections entitled “Management Following the Transactions” and “Executive Compensation”, respectively, in the Company’s Amendment No. 4 to the Registration Statement on Form 10 (File No. 001-42176) filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 13, 2024, and such information is incorporated in this Item 5.02 by reference. Mr. Arnette is not party to and has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the previously disclosed expected pro rata distribution of shares of common stock, par value $0.01 per share, of the Company (“SpinCo Common Stock”) by Jacobs Solutions Inc. (“Jacobs”) to Jacobs’ stockholders, the Company filed a certificate of amendment to its Certificate of Incorporation (the “Split Amendment”) with the Secretary of State of the State of Delaware on September 26, 2024. The Split Amendment increased the number of authorized shares of SpinCo Common Stock to 1,000,000,000, and effected a stock split of the outstanding shares of SpinCo Common Stock, resulting in 153,280,369 issued and outstanding shares of SpinCo Common Stock. The foregoing description of the Split Amendment is not complete and is subject to, and qualified in its entirety by reference to, the full text thereof, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Amazon Holdco Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2024	AMENTUM HOLDINGS, INC.

	By:	/s/ Justin Johnson
	Name:	Justin Johnson
	Title:	Secretary